UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2015

Item 1. Report to Shareholders

Global Industrials Fund	June 30, 2015

The views and opinions in this report were current as of June 30, 2015. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

U.S. stocks posted modest gains in the six months ended June 30, 2015, as optimism about a gradually improving U.S. economy and monetary stimulus overseas overcame concerns about pending interest rate hikes, a stronger dollar, and disappointing economic growth in early 2015. In U.S. dollar terms, stocks in overseas developed and emerging markets generally outpaced the U.S. market despite a stronger U.S. dollar. Global industrials shares rose during the period and outpaced the S&P 500 Index.

The Global Industrials Fund gained 4.41% for the six-month period ended June 30, 2015, and outpaced its primary benchmark, the MSCI All Country World Index Industrials Plus Automobiles and Auto Components. Construction materials and building products, automobiles, and auto components were our top-performing industries for the period, while airlines and transportation infrastructure were our weakest.

MARKET ENVIRONMENT

The U.S. economy contracted in the first quarter of 2015, but there is evidence to suggest that growth resumed in the second quarter. Job gains, income growth, strong housing, and increased consumer spending all supported growth. However, it’s clear that temporary factors like the harsh winter and labor unrest at West Coast ports were a drag on the economy in first quarter. In addition, the decline in energy prices, which has led to significantly lower capital investments, is a headwind that may be permanent. As has been telegraphed for some time, the Federal Reserve looks poised to begin raising short-term interest rates in the second half of the year, although Fed Chair Janet Yellen has indicated that the pace of increases will be gradual with a careful eye on underlying economic data. Frankly, we believe this cautious approach is wise because the U.S. economy does not appear to be strong enough to power through a significant spike in rates. The U.S. dollar remains strong relative to most other currencies, posing a headwind for U.S. exports and pressuring domestic economic growth rates. However, the currency environment stabilized in the reporting period after the greenback’s sharp appreciation in the second half of 2014.

European economic growth appears to be firming after prolonged weakness. The European Central Bank (ECB) implemented a massive quantitative easing (QE) program earlier in the reporting period, and it appears to be having the desired effect of weakening the euro and driving credit growth. Unemployment in the periphery nations is still elevated, and political and economic uncertainty is still high in Greece. Fortunately, however, concerns about Greece do not seem to be derailing what looks like an improving economy in Europe.

Japan’s economy emerged from a tax-induced recession in the fourth quarter of 2014, and economic growth accelerated to an annualized 3.9% rate in the first quarter of 2015. However, consumer spending and wage growth remain muted despite the implementation of monetary, fiscal, and structural reforms. Despite modest regional growth, the weak yen has significantly increased the global competitiveness of many Japan-based industrials that are able to grow at healthy rates in ex-Japan regions.

While slower global economic growth has exposed the divergent fiscal, monetary, and political conditions among many emerging and developed countries, we think it’s important to highlight that, as a global fund, we are able to take positions in companies that benefit from some of the divergent fiscal and monetary policies. A stronger U.S. dollar and lower prices for oil and other commodities may widen the gap between challenged commodity importers and commodity exporters. In addition, a stronger U.S. dollar hurts U.S. exports and benefits foreign-based exporters with weaker currencies.

U.S. stocks recorded slim gains in the first half of 2015. Small- and mid-cap stocks outperformed large-cap shares. The health care and consumer discretionary sectors performed best, while utilities—a sector that often behaves like bonds because of its relatively high dividend yields—declined sharply as interest rates moved higher over the period. Stocks in overseas developed and emerging markets generally outpaced U.S. shares. Global industrials shares rose modestly during the period and outpaced the S&P 500 Index, a broad measure of U.S. large-cap stocks. The professional services, building products, and automobile-related industries performed well, while airlines and road and rail declined sharply.

PORTFOLIO REVIEW AND POSITIONING

We would like to remind our shareholders that we consider investing a marathon and not a sprint. We own the stocks in this portfolio because (1) they are attractively valued with what we believe is an improving outlook, or (2) they have favorable two- to three-year growth outlooks and still trade at reasonable valuations. Component suppliers—companies that make products that are used to make other products—are an area of emphasis for the fund. Industrial technology companies—suppliers of robotics, software, and related services that help their customers become more productive—are another area of focus because we believe that, going forward, companies will invest more to increase productivity than to increase capacity.

Our building products stocks generated solid double-digit gains. Door and shutter manufacturer Sanwa Holdings (Japan) benefited from improved housing markets in Japan and the U.S. as well as a favorable production and shipping cycle that boosted profit margins. A new position in James Hardie Industries (Australia) helped results. The company enjoyed strong demand for its high-quality fiber cement siding products, particularly from the growing U.S. residential construction market. Global HVACR (heating, ventilation, air conditioning, and refrigeration) manufacturer Lennox International (U.S.) performed well during the period, and we eliminated our position on strength to deploy the proceeds in areas where we see a more favorable risk/reward dynamic. We initiated a position in RPM (U.S.), a premium paints and coatings producer benefiting from strong consumer demand, low input costs, and attractive potential to improve margins. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

The automobile and auto component industries accounted for several of our stronger stocks. We initiated a position in Gentherm (U.S.), a market leader in thermoelectric mechanisms used in industrial and automotive applications. The stock performed very well as the company’s heated seats and other products gained share in a growing global market. Auto supplier Continental (Germany) benefited from increased content per vehicle and a weak euro, which helped to make its pricing more competitive in a global market. We eliminated our position in parts supplier Delphi Automotive (U.S.) after it reached our price target. Automobile manufacturers Honda Motor (Japan) and Toyota Motor (Japan) boosted performance, helped by strong U.S. sales and a weak yen early in the period. Although we are underweight automakers due to concerns about the cycle and slowing global growth, we added a small position in Tesla Motors (U.S.), which was a top contributor due to the potential for cost reductions at the company that could drive mainstream adoption and strong growth in its automotive and battery businesses.

Our business services stocks enjoyed solid performance, and this was an area of the market where we were active buyers. Sohgo Security Services (Japan) was the fund’s top overall contributor. The home security provider spent several years building out its network of monitoring and response centers and is now beginning to reap the rewards through attractive operating margins amid strong consumer demand. We added positions in data analytics and software provider IHS (U.S.), which owns the CARFAX brand, as well as food distributor Sysco (U.S.), safety systems and equipment provider MSA Safety (U.S.), and Ritchie Bros. Auctioneers (Canada). Tyco International (U.S.) struggled with its exposure to the slumping energy industry, and shares disappointed during the period. Airgas (U.S.), North America’s leading packaged gas company, detracted from results. The company enjoyed good sales growth, but shares declined due to concerns about the potential for rising costs to squeeze profit margins.

Airlines were our top-performing industry in 2014, and we reduced our holdings in early 2015; however, our remaining holdings were among our poorest performers in the first six months of 2015. United Continental (U.S.) and American Airlines (U.S.) weighed heavily on performance amid investor concerns about companies adding seat capacity, the resulting price pressure, and the potential for cyclically higher oil prices in 2016. We continue to own American Airlines but eliminated United from the portfolio. We also exited our position in Copa Holdings, a Panama-based carrier experiencing sluggish growth in several of its core Latin American markets, including Venezuela and Colombia.

Elsewhere in the portfolio, Alfa Laval (Sweden) and Flowserve (U.S.), companies that manufacture pumps, valves, and other flow control systems for energy exploration and production companies, weighed on returns as low oil prices stunted capital spending in the industry. We eliminated our position in commercial aircraft manufacturer Airbus (France) and reduced our position in Boeing (U.S.) on strength and redeployed the proceeds to initiate positions in business jet manufacturer Dassault Aviation (France) and aerospace and defense supplier BAE Systems (UK).

From a geographic perspective, our North American exposure declined from 54% of our exposure six months ago to roughly 47%, due in part to the rich valuations in the U.S. stock market and the lack of opportunity to further grow earnings and margins from already high levels. It remains our largest regional exposure for several reasons. North America’s economic recovery is more robust and more entrenched than most of the world’s other developed markets. The region’s corporate governance standards and practices are also stronger, with a greater emphasis on shareholder value. Additionally, many North American industrials companies are multinationals, which already have exposure to other areas of the world and generate revenues outside the region.

Europe accounts for approximately 27% of the portfolio versus 25% six months ago. Eurozone valuations are relatively attractive, particularly in light of early signs that the ECB’s QE program is spurring an economic recovery. In any event, we are focused on multinational companies that are positioned well relative to their global peers rather than on companies that stand to benefit primarily from a regional economic turnaround. Since we cannot anticipate the global or regional macro environment, we believe the best way to generate favorable returns is to focus on stocks that have a good company-specific investment rationale.

Approximately 17% of the portfolio is allocated to Japan, up marginally from 16% at the end of December 2014. Like Europe, Japan’s economy is showing some signs of improvement. Also similar to Europe, our Japanese holdings tend to be large multinationals that are well positioned competitively versus their global peers. They often derive a significant portion of their revenues outside of Japan and are not necessarily leveraged to country-specific conditions.

OUTLOOK

We expect modest global economic growth in the second half of 2015 that should be very similar to the expansion seen in the past year. Our base-case scenario is that developed market growth, led by the U.S., will continue to plod along at a moderate pace and that emerging markets will grow at a decelerating rate. China’s official annualized economic growth rate has slowed to 7%, and many observers think it has slowed more than the official numbers suggest. Couple this relatively muted growth outlook with what are above-average or peak profit margins, and the industrials sector is not likely to see much higher than mid- to high-single-digit earnings growth.

The current environment contains some clear positives and negatives. On the plus side, central bank policies in Europe and Japan are accommodative, and corporate balance sheets are strong. Many companies have the financial capacity to enhance shareholder value through mergers or acquisitions, and they can return capital to shareholders through dividends and share repurchases. In addition, lower energy prices help consumers and countries that are net importers of oil. On the minus side, low prices for energy and other commodities represent a clear headwind as they weigh on capital expenditures, which impact revenues for many industrials companies. The likelihood of less accommodative monetary policy in the U.S.—we expect Fed interest rate hikes to begin in the second half of 2015—poses an additional headwind.

Six months ago, we said there would be “pain before the gain” for global industrials stocks. As we expected, low commodities prices have weighed on business capital expenditures and pressured revenues for many global industrials firms. We are currently in the “pain” point of the cycle, but there is evidence that business fixed investment is at least stabilizing and may be starting to improve. Once the cycle has passed, we expect low energy prices to boost consumer spending and usher in a “gain” period for industrials stocks. Just how big that gain will be remains to be seen, but we do not expect a significant uptick in industrials valuations given limited earnings growth potential and expectations for subdued global economic growth.

As we have said before, accurately predicting the macro environment is a tall order for any portfolio manager, and while we certainly have views about the current economic and market cycles, they do not drive our investment decisions. Instead, we look at company-specific factors to find those with sustainable competitive advantages that are getting stronger relative to their peers. Any cyclical stocks that we own must offer enough upside opportunity to warrant the inherent downside in the event we are wrong about the cycle. We put high value on traits that allow companies to outgrow their end markets over time, including strong content gains, good capital allocation, and continuous improvement.

Once again, we welcome this opportunity to communicate with our shareholders and reaffirm our commitment to uncovering compelling investment opportunities wherever we can find them.

Respectfully submitted,

Peter Bates
Portfolio manager and chairman of the fund’s Investment Advisory Committee

July 23, 2015

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

MSCI All Country World Index Industrials Plus Automobiles and Auto Components: An unmanaged index that tracks the performance of globally listed industrials stocks, including automobile and auto component manufacturers.

S&P 500 Index: An unmanaged index that tracks the stocks of 500 primarily large-cap U.S. companies.

Note: MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Portfolio Highlights

TWENTY-FIVE LARGEST HOLDINGS

	Percent of Net Assets 6/30/15
Rotork	4.7%
Boeing	3.9
Danaher	3.8
General Electric	2.8
Hexagon	2.4
Roper Technologies	2.2
Electrolux	2.2
Hoshizaki Electric	2.0
Toyota Motor	2.0
Experian	1.9
Tyco International	1.9
SMC	1.9
Ecolab	1.8
Sanwa Holdings	1.7
Kubota	1.7
James Hardie Industries	1.7
Flowserve	1.7
Sensata Technologies Holding	1.6
Alfa Laval	1.6
Honda Motor	1.6
RPM	1.6
Air Liquide	1.6
Continental	1.6
Assa Abloy	1.5
AutoZone	1.5
Total	52.9%

Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Performance and Expenses

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

	6 Months Ended 6/30/15	Year Ended 12/31/14	10/24/13 Through 12/31/13
NET ASSET VALUE			
Beginning of period	$ 10.21	$ 10.40	$ 10.00
Investment activities			
Net investment income (loss)[(1)]	0.04[(2)]	0.02[(2)]	(0.01)[(2)]
Net realized and unrealized gain / loss	0.41	(0.16)	0.41
Total from investment activities	0.45	(0.14)	0.40
Distributions			
Net investment income	–	(0.03)	–
Net realized gain	–	(0.02)	–
Total distributions	–	(0.05)	–
NET ASSET VALUE			
End of period	**$ 10.66**	**$ 10.21**	**$ 10.40**

Ratios/Supplemental Data

Total return[(3)]	**4.41%[(2)]**	**(1.33)%[(2)]**	**4.00%[(2)]**
Ratio of total expenses to average net assets	1.05%[(2)(4)]	1.05%[(2)]	1.05%[(2)(4)]
Ratio of net investment income (loss) to average net assets	0.80%[(2)(4)]	0.22%[(2)]	(0.46)%[(2)(4)(5)]
Portfolio turnover rate	35.9%	48.8%	6.1%
Net assets, end of period (in thousands)	$ 17,390	$ 16,604	$ 14,852

(1) Per share amounts calculated using average shares outstanding method.

(2) Excludes expenses in excess of a 1.05% contractual expense limitation in effect through 4/30/16.

(3) Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions. Total return is not annualized for periods less than one year.

(4) Annualized

(5) Differs from the amount originally disclosed in the fund's annual report to shareholders for the period ended December 31, 2013.

The accompanying notes are an integral part of these financial statements.

Unaudited

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	$ Value
COMMON STOCKS 97.1%		
INDUSTRIALS & BUSINESS SERVICES 92.5%		
Aerospace & Defense 9.8%		
BAE Systems (GBP)	30,061	213
Boeing	4,880	677
Dassault Aviation (EUR)	207	265
Precision Castparts	1,110	222
Singapore Technologies (SGD)	54,100	133
Textron	4,300	192
		1,702
Airlines 1.0%		
American Airlines	4,300	172
		172
Auto Components 7.6%		
AutoZone (1)	400	267
Continental (EUR)	1,158	274
Gentherm (1)	4,600	253
GKN (GBP)	38,934	205
Mobileye (1)	950	50
Weifu High-Technology, B Shares (HKD)	65,700	266
		1,315
Automobiles 4.4%		
Honda Motor (JPY)	8,700	282
Tesla Motors (1)	500	134
Toyota Motor (JPY)	5,200	348
		764
Building Products 8.5%		
Armstrong Worldwide Industries (1)	1,640	87
Assa Abloy, B Shares (SEK)	14,250	268
Daikin Industries (JPY)	3,300	238
James Hardie Industries, GDR (AUD)	22,442	300
RPM	5,700	279

Sanwa Holdings (JPY)	36,100	304
		1,476
Business Services 13.0%		
Air Liquide (EUR)	1,655	209
Air Liquide (EUR)	551	70
Airgas	1,680	178
Ecolab	2,700	305
Experian (GBP)	18,456	336
IHS (1)	1,900	244
Mobile Mini	3,790	159
Sohgo Security Services (JPY)	5,200	205
Sysco	6,000	217
Tyco International	8,700	335
		2,258
Construction & Engineering 0.4%		
Spie (EUR) (1)	3,380	67
		67
Construction & Farm Equipment 4.0%		
Isuzu Motors (JPY)	13,700	180
Kubota (JPY)	19,000	301
Marcopolo (BRL)	62,500	40
Volvo, B Shares (SEK)	14,083	175
		696
Electrical Equipment 5.5%		
Hollysys Automation Technologies	5,200	125
Hubbell, Class A	1,590	171
Roper Technologies	2,190	378
Sensata Technologies Holding (1)	5,380	284
		958

Household Durables 2.2%		
Electrolux, Series B (SEK)	11,999	376
		376
Industrial Conglomerates 9.7%		
Danaher	7,800	668
ESCO Technologies	3,650	137
GE	18,500	491
Rexnord (1)	10,740	257
Victrex (GBP)	4,554	138
		1,691
Industrial Machinery 17.4%		
Alfa Laval (SEK)	16,037	282
Andritz (EUR)	2,895	160
Chart Industries (1)	3,900	140
Flowserve	5,480	289
Graco	2,320	165
Hoshizaki Electric (JPY)	6,000	353
Middleby (1)	900	101
Rotork (GBP)	225,260	823
SMC (JPY)	1,100	331
Sulzer (CHF)	2,058	212
Wabtec	1,900	179
		3,035
Information Technology 5.8%		
Badger Meter	2,530	161
Cognex	2,060	99
Control4 (1)	6,650	59
Hexagon, B Shares (SEK)	11,622	421
Keyence (JPY)	400	216
Stratasys (1)	1,800	63
		1,019

Trading Companies & Distribution 2.3%		
Brenntag (EUR)	2,958	170
Mills Estruturas e Servics de Engenharia (BRL) (1)	23,400	50
Sumitomo (JPY)	15,800	184
		404
Transportation Infrastructure 0.9%		
CCR (BRL)	33,500	161
		161
Total Industrials & Business Services		16,094
Total Miscellaneous Common Stocks 4.6% (2)		798
Total Common Stocks (Cost $16,262)		16,892
SHORT-TERM INVESTMENTS 2.4%		
Money Market Funds 2.4%		
T. Rowe Price Reserve Investment Fund, 0.07% (3)(4)	417,305	417
Total Short-Term Investments (Cost $417)		417
Total Investments in Securities		
99.5% of Net Assets (Cost $16,679)		**$ 17,309**

‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(3) Seven-day yield
(4) Affiliated Companies
AUD Australian Dollar
BRL Brazilian Real
CHF Swiss Franc
EUR Euro
GBP British Pound
GDR Global Depository Receipts
HKD Hong Kong Dollar
JPY Japanese Yen

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

Notes to Financial Statements

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Global Industrials Fund (the fund) is a diversified, open-end management investment company established by the corporation. The fund commenced operations on October 24, 2013. The fund seeks to provide long-term growth of capital.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including but not limited to ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

New Accounting Guidance In June 2014, FASB issued Accounting Standards Update (ASU) No. 2014-11, Transfers and Servicing (Topic 860), Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The ASU changes the accounting for certain repurchase agreements and expands disclosure requirements related to repurchase agreements, securities lending, repurchase-to-maturity and similar transactions. The ASU is effective for interim and annual reporting periods beginning after December 15, 2014. Adoption will have no effect on the fund’s net assets or results of operations.

In May 2015, FASB issued ASU No. 2015-07, Fair Value Measurement (Topic 820), Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent). The ASU removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient and amends certain disclosure requirements for such investments. The ASU is effective for interim and annual reporting periods beginning after December 15, 2015. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are valued and its net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business.

Fair Value The fund’s financial instruments are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The T. Rowe Price Valuation Committee (the Valuation Committee) has been established by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures and approves all fair value determinations. Specifically, the Valuation Committee establishes procedures to value securities; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the selection, services, and performance of pricing vendors; oversees valuation-related business continuity practices; and provides guidance on internal controls and valuation-related matters. The Valuation Committee reports to the Board; is chaired by the fund’s treasurer; and has representation from legal, portfolio management and trading, operations, and risk management.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

Valuation Techniques Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous quoted prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust quoted prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices. The fund cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares quoted prices, the next day’s opening prices in the same markets, and adjusted prices.

Actively traded domestic equity securities generally are categorized in Level 1 of the fair value hierarchy. Non-U.S. equity securities generally are categorized in Level 2 of the fair value hierarchy despite the availability of quoted prices because, as described above, the fund evaluates and determines whether those quoted prices reflect fair value at the close of the NYSE or require adjustment. OTC Bulletin Board securities, certain preferred securities, and equity securities traded in inactive markets generally are categorized in Level 2 of the fair value hierarchy.

Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation and are categorized in Level 1 of the fair value hierarchy. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.

Thinly traded financial instruments and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee. The objective of any fair value pricing determination is to arrive at a price that could reasonably be expected from a current sale. Financial instruments fair valued by the Valuation Committee are primarily private placements, restricted securities, warrants, rights, and other securities that are not publicly traded.

Subject to oversight by the Board, the Valuation Committee regularly makes good faith judgments to establish and adjust the fair valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of an equity investment with limited market activity, such as a private placement or a thinly traded public company stock, the Valuation Committee considers a variety of factors, which may include, but are not limited to, the issuer’s business prospects, its financial standing and performance, recent investment transactions in the issuer, new rounds of financing, negotiated transactions of significant size between other investors in the company, relevant market valuations of peer companies, strategic events affecting the company, market liquidity for the issuer, and general economic conditions and events. In consultation with the investment and pricing teams, the Valuation Committee will determine an appropriate valuation technique based on available information, which may include both observable and unobservable inputs. The Valuation Committee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants; transaction information can be reliably obtained; and prices are deemed representative of fair value. However, the Valuation Committee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; or some combination. Fair value determinations are reviewed on a regular basis and updated as information becomes available, including actual purchase and sale transactions of the issue. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions, and fair value prices determined by the Valuation Committee could differ from those of other market participants. Depending on the relative significance of unobservable inputs, including the valuation technique(s) used, fair valued securities may be categorized in Level 2 or 3 of the fair value hierarchy.

Valuation Inputs The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on June 30, 2015:

There were no material transfers between Levels 1 and 2 during the six months ended June 30, 2015.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Purchases and sales of portfolio securities other than short-term securities aggregated $6,164,000 and $6,030,000, respectively, for the six months ended June 30, 2015.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. As of December 31, 2014, the fund had $42,000 of available capital loss carryforwards.

At June 30, 2015, the cost of investments for federal income tax purposes was $16,696,000. Net unrealized gain aggregated $612,000 at period-end, of which $1,414,000 related to appreciated investments and $802,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, certain foreign currency transactions are subject to tax, and capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. At June 30, 2015, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.40% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.275% for assets in excess of $400 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At June 30, 2015, the effective annual group fee rate was 0.29%.

The fund is also subject to a contractual expense limitation through April 30, 2016. During the limitation period, Price Associates is required to waive its management fee and reimburse the fund for any expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the fund’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.05%. The fund is required to repay Price Associates for expenses previously reimbursed and management fees waived to the extent its net assets grow or expenses decline sufficiently to allow repayment without causing the fund’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of a reimbursement or waiver. Pursuant to this agreement, management fees in the amount of $60,000 were waived and expenses in the amount of $47,000 were reimbursed by Price Associates during the six months ended June 30, 2015. Including these amounts, management fees waived and expenses previously reimbursed by Price Associates in the amount of $415,000 remain subject to repayment by the fund at June 30, 2015.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. For the six months ended June 30, 2015, expenses incurred pursuant to these service agreements were $73,000 for Price Associates and $10,000 for T. Rowe Price Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund, the T. Rowe Price Government Reserve Investment Fund, or the T. Rowe Price Short-Term Reserve Fund (collectively, the Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The Price Reserve Investment Funds are offered as short-term investment options to mutual funds, trusts, and other accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. The Price Reserve Investment Funds pay no investment management fees.

As of June 30, 2015, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 700,000 shares of the fund, representing 43% of the fund’s net assets.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Social Responsibility” at the top of our corporate homepage. Next, click on the words “Conducting Business Responsibly” on the left side of the page that appears. Finally, click on the words “Proxy Voting Policies” on the left side of the page that appears.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the above directions to reach the “Conducting Business Responsibly” page. Click on the words “Proxy Voting Records” on the left side of that page, and then click on the “View Proxy Voting Records” link at the bottom of the page that appears.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

Approval of Investment Management Agreement

On March 13, 2015, the fund’s Board of Directors (Board), including a majority of the fund’s independent directors, approved the continuation of the investment management agreement (Advisory Contract) between the fund and its investment advisor, T. Rowe Price Associates, Inc. (Advisor). In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Advisory Contract, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor
The Board considered the nature, quality, and extent of the services provided to the fund by the Advisor. These services included, but were not limited to, directing the fund’s investments in accordance with its investment program and the overall management of the fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund
The Board reviewed the fund’s three-month and one-year returns, as well as the fund’s average annualized total return since inception, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain of the performance periods and the fund’s relatively limited operating history, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Advisor under the Advisory Contract and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. While the Board did not review information regarding profits realized from managing the fund in particular because the fund had either not achieved sufficient portfolio asset size or not recognized sufficient revenues to produce meaningful profit margin percentages, the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the T. Rowe Price funds.

The Board also considered whether the fund benefits under the fee levels set forth in the Advisory Contract from any economies of scale realized by the Advisor. Under the Advisory Contract, the fund pays a fee to the Advisor for investment management services composed of two components—a group fee rate based on the combined average net assets of most of the T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate based on the fund’s average daily net assets—and the fund pays its own expenses of operations (subject to an expense limitation agreed to by the Advisor). At the March 13, 2015, meeting, the Board approved an additional 0.005% breakpoint to the group fee schedule, effective May 1, 2015. With the new breakpoint, the group fee rate will decline to 0.270% when the combined average net assets of the applicable T. Rowe Price funds exceed $500 billion. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from any economies of scale with the fund’s investors.

Fees
The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. After including waivers of the management fee resulting from the contractual expense limitation, the information provided to the Board indicated that the fund’s management fee rate was below the median for comparable funds. Based on the contractual expense limitation applicable to the fund, the information indicated that the fund’s total expense ratio was above the median for certain groups of comparable funds and at or below the median for other groups of comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the fund under the Advisory Contract are reasonable.

Approval of the Advisory Contract
As noted, the Board approved the continuation of the Advisory Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund and its shareholders for the Board to approve the continuation of the Advisory Contract (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

     (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

     (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date August 17, 2015

	By	/s/ Catherine D. Mathews
Catherine D. Mathews
Principal Financial Officer

Date August 17, 2015